SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report October 24, 2003
                        (Date of Earliest Event Reported)

                             HARLEYSVILLE GROUP INC.
             (Exact name of registrant as specified in its charter)

         Delaware                     0-14697                51-0241172
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)

   355 Maple Avenue, Harleysville, Pennsylvania              19438
      (Address of principal executive offices)             (Zip Code)

                                 (215) 256-5000
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition

      On October 24, 2003, Harleysville Group Inc. issued a press release reporting its earnings for the quarter ended September 30, 2003 (furnished hereunder as Exhibit 99.1).

      The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      In addition to disclosing results that are determined in accordance with
U. S. generally accepted accounting principles (GAAP), the company also discloses non-GAAP information on operating earnings. Management believes information on operating earnings is useful to investors. Management has historically employed operating earnings as a valuable measurement of the underlying profitability of the Company's insurance operations since it excludes the impact of the Company's investment results.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HARLEYSVILLE GROUP INC.
                                        Registrant

                                        /s/Roger A. Brown
October 24, 2003                        -----------------------------
                                        Roger A. Brown
                                        Senior Vice President, Secretary
                                        & General Counsel


                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                Description

99.1 Press Release dated October 24, 2003 of Harleysville Group Inc. (furnished pursuant to Item 12 hereof).